Exhibit 99.1

Challenges & Opportunities for the Export of PRB Coal Colin Marshall, President & CEO Cloud Peak Energy 15th Coaltrans USA February 5, 2015 Insert your Company Logo here

1 Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q and Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law.

2 2 2 Cloud Peak Energy One of the largest U.S. coal producers 2013 coal shipments from three Owned and Operated Mines of 86 million tons 2013 proven & probable reserves of 1.2 billion tons Only pure-play PRB coal company Extensive NPRB base for long-term growth opportunities Employs approximately 1,700 people NYSE: CLD (1/28/15) $6.81 Market Capitalization (1/28/15) ~$426 million Total Available Liquidity (9/30/14) $660 million 2013 Revenue $1.4 billion Senior Debt (B1/BB-) (9/30/14) $500 million Market and Financial Overview Company Overview

3 3 3 3 Top Coal Producing Companies - 2013 Incident Rates (MSHA) Source: MSHA. Note: Total Incident Rate = (total number of employee incidents x 200,000) / total man-hours. Good Safety Record Indicates Well-Run Operations

Extensive Coal Reserves And Significant Projects 4 Spring Creek Mine – MT 2013 Tons Sold 18M tons 2013 Proven & Probable Reserves 279M tons Cordero Rojo Mine – WY 2013 Tons Sold 37M tons 2013 Proven & Probable Reserves 290M tons Antelope Mine – WY 2013 Tons Sold 31M tons 2013 Proven & Probable Reserves 617M tons 4 Spring Creek Complex Youngs Creek Project - MT 2013 Non-Reserve Coal Deposits 287M tons Source: SNL Energy (1) Represents a current estimate of physical in-place coal tons. Does not represent proven and probable reserves, non-reserve coal deposits or a forecast of tons to be produced and sold in the future. Future production and sales of such tons, if any, are subject to exercise of options and significant risk and uncertainty. Additional Coal Crow Project (1) (subject to exercise of options) 1,380M tons Southern PRB Mines

5 Opportunities For Exporting PRB Coal Global coal production Global and Asian thermal coal demand Potential for U.S. supply to Asia – Cloud Peak Energy’s position Challenges facing U.S. exporters

431 386 260 354 922 3,650 605 116 89 88 196 144 400-999 million tonnes 1000+ million tonnes >400 million tonnes Global Coal Production Source: BP Statistical Review of World Energy June 2013 World Coal Production Totaled 8 Billion Tonnes in 2012 12.5% of world coal production is exported to countries that lack natural resources 800Mt 200Mt 6

U.S. And Asia Power Generation Growth 7 Source: EIA and Company Estimates

Asia’s Strong Demand Requires Increasing Thermal Imports 8 China Net Imports Coal fuels 41% of global electricity generation Coal reserves total 861 billion tonnes, 109 years at current production (World Energy Council) Coal is the lowest-cost energy source for many rapidly growing countries Source: Fenwel Energy Consulting and Industry Reports Source: AIE India Net Imports Estimated World Energy Consumption Quotes

9 Growth In India ~150 GW’s of coal-fired generation that consumes ~600 Mtpa, of which ~160 Mtpa is imported ~100 GW’s of coal-fired generation by 2020, requiring an additional 100 to 200 Mtpa of imported coal Forecast based on the Indian government’s Ultra-Mega Power Plant Program installing large-scale, high efficiency supercritical plants New plants will be located near domestic coal supplies or at coastal locations to accommodate imports

10 South Korea Is Increasing Coal Use Coal consumption increased by 55% between 2005 and 2012, driven by growing electricity demand By 2018, an additional 12 GW of coal-fired generation is estimated to increase coal imports from 80 Mtpa to 120 Mtpa New coal plants in Japan, Taiwan, and Vietnam will add ~100 Mtpa of annual demand by 2025 Dangjing Power Station in Korea owned by Korea East West Power Source: HDR | SALVA

11 Increasing International Demand Requires PRB Exports China Japan South Korea Taiwan India Australia Indonesia Asian utilities seeking diversity and surety of long-term supply Cloud Peak Energy was the largest U.S. exporter of thermal coal into South Korea in 2014 Growing customer base with sales to Taiwan and Japan Source: EIA and internal estimates

Spring Creek Complex – Potential Development Options Spring Creek Mine – MT 2013 Proven & Probable Reserves 279M tons Spring Creek Complex Youngs Creek Project - MT 2013 Non-Reserve Coal Deposits 287M tons Additional Coal Crow Project (1) 1,380M tons (subject to exercise of options) (1) Represents a current estimate of physical in-place coal tons. Does not represent proven and probable reserves, non-reserve coal deposits or a forecast of tons to be produced and sold in the future. Future production and sales of such tons, if any, are subject to exercise of options and significant risk and uncertainty. 12

Increased Supply Requires New Loading Terminals



Ridley Terminal
Prince George
Red Pass
Edmonton
BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
Calgary
Kamloops
Regina
Vancouver
Lethbridge
Westshore Terminal
Gateway Pacific Terminal
Victoria
Sweet Grass
WASHINGTON
Seattle
MONTANA
Olympia
Yakima
Spokane
Missoula
Helena
Millennium Terminal
Portland
Salem
NPRB
Spring Creek Mine
Billings
Crow Project
Youngs Creek Project
Gillette
Gordero Rojo Mine
Antelope Mine
Casper
SPRB
WYOMING
Eugene
OREGON
Boise
IDAHO
Existing Terminals
Proposed Terminals
BNSF Railroad
CN Route
CP Route
Joint BNSF/UP
0 100 200 400 600 800 Miles

Source: SNL Energy

- **Existing Westshore Terminal – Vancouver, BC**
  33 Mtpa capacity
  CPE – ~6 Mtpa throughput
- **Proposed Gateway Pacific Terminal – Cherry Point, WA**
  48 MT capacity
  CPE – up to16 MT option
- **Proposed Millennium Bulk Terminal – Longview, WA**
  30 MT capacity
  CPE – up to 7 MT option

13

14 Challenges For Exporting PRB Coal Pricing environment Chinese uncertainty Opposition to U.S. port development

15 Source: Global Coal, HDR | Salva, Company estimates Estimated Price Range for Industry “Reasonable Economic” Returns Analysts estimate at $70 Newcastle, nearly 40% of Australian thermal coal production is at negative margins At AUD = ~0.80, the profitability of Australian thermal coal remains challenged Newcastle Price Curve High Newcastle prices encouraged development of Pacific Basin coal mines, leading to oversupply Commodity Pricing Environment Is Cyclical

16 Chinese Uncertainty Coal remains the key baseload generation in China (80%) despite increased generation from hydro, nuclear, and renewables Many domestic producers are not profitable at current pricing levels China’s response to air pollution concerns is expected to be pragmatic Build modern coal units with operational emissions controls Eliminate high sulfur and ash supplies (both domestic and imports) Shift toward high quality, single mine source coal (favors U.S. PRB imports) for highly populated coastal regions Currently, the Chinese Government appears to be “encouraging” local producers to leave high sulfur and ash coals in the ground and are holding back imports while this transition occurs.

17 Opposition To U.S. Port Development U.S. fossil fuel exports – coal, LNG and technologies – face opposition from environmental activist, non-governmental organizations (NGOs) U.S. regulatory process allows NGOs to slow permitting and potentially stop projects altogether Export terminal projects have organized public support and are working to combat misinformation Cloud Peak Energy believes export terminal makes economic and environmental sense

18 Key Takeaways Demand for electricity growing worldwide Coal provides safe, reliable, and low-cost electricity generation State-of-the-art, coal-fueled power plants being built across Asia U.S. coal – especially the Powder River Basin – can help meet growing demand Domestic NGO opposition to exports will delay port development

Challenges & Opportunities for the Export of PRB coal Colin Marshall, President & CEO Cloud Peak Energy 15th Coaltrans USA February 5, 2015 Insert your Company Logo here